UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Wal-Mart Stores, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE

Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to be held on June 5, 2009

WAL-MART STORES, INC.

Notice of 2009 Annual Shareholders’ Meeting

For shareholders of record as of : close of business on 4/9/09

Date:    June 5, 2009    Time: 7:00 a.m. Central Time

Location:    Bud Walton Arena

 University of Arkansas Campus

 Fayetteville, Arkansas

You are receiving this communication because you hold shares in Wal-Mart Stores, Inc. as of the record date above.
WAL-MART STORES, INC. 702 S. W. 8TH STREET BENTONVILLE, AR 72716-0100

This is not a proxy card or ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. The materials you should review before you cast your vote are now available. You may view the proxy materials online or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	ANNUAL REPORT	FORM OF PROXY CARD

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 5/22/09.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: The proxy materials described above contain a map showing the location of the Meeting and information regarding admittance requirements for the Meeting and voting in person. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. You can also sign up for electronic delivery of future proxy materials by following the prompts after voting.

Vote By Mail or by Phone: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. The proxy card will include instructions for voting by phone. Instructions for voting by telephone are also on pages 4 - 5 of the proxy statement, which you can view online as described above.

Voting Items
The Board of Directors recommends a vote “FOR” Proposals 1 and 2, and “AGAINST” Proposals 3-8.

1.      Election of Directors

Nominees:

1a.    Aida M. Alvarez

1b.    James W. Breyer

1c.    M. Michele Burns

1d.    James I. Cash, Jr.

1e.    Roger C. Corbett

1f.    Douglas N. Daft

1g.    Michael T. Duke

1h.    Gregory B. Penner

1i.     Allen I. Questrom

1j.     H. Lee Scott, Jr.

1k.    Arne M. Sorenson

1l.     Jim C. Walton

1m.  S. Robson Walton

1n.    Christopher J. Williams

1o.    Linda S. Wolf

Company Proposal:

2.       Ratification of Ernst & Young LLP as Independent Accountants

Shareholder Proposals:

3.      Gender Identity Non-Discrimination Policy

4.      Pay For Superior Performance

5.      Advisory Vote on Executive Compensation

6.      Political Contributions

7.      Special Shareowner Meetings

8.      Incentive Compensation to be Stock Options